UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 16, 2010 (Date of earliest event reported)
Aurora Gold Corporation (Exact name of registrant as specified in its charter)

DE (State or other jurisdiction of incorporation)	000-24393 (Commission File Number)	13-3945947 (IRS Employer Identification Number)

C/- Coresco AG, Level 3, Gotthardstrasse 20, Zug, Switzerland (Address of principal executive offices)		6304 (Zip Code)
41-7887-96966 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Company update on the Front Range Gold Project located in Boulder County, Colorado.

Item 9.01. Financial Statements and Exhibits

99.1 Aurora Gold Corporation news release issued November 16, 2010 and disseminated through the facilities of a recognized newswire service.

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of Aurora Gold Corporation dated November 16, 2010

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 16, 2010	AURORA GOLD CORPORATION By: /s/ Lars Pearl Lars Pearl President & CEO

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Aurora Gold Corporation dated November 16, 2010